UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2023

Thorne HealthTech, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40826	27-2877253
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

152 W. 57th Street, New York, NY 10019

(Address of Principal Executive Offices) (Zip Code)

(929) 251-6321

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	THRN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (“Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Thorne HealthTech, Inc. (the “Company”) on March 30, 2023 (the “Original 8-K”). The Original 8-K was filed with the Securities and Exchange Commission to report the results of the Company’s operations for the quarter and year ended December 31, 2022, which were announced in a press release issued on March 30, 2023 and attached to the Original 8-K as Exhibit 99.1. The purpose of this Amendment is to correct numeric disclosures in the press release as set forth below. The Original Form 8-K otherwise remains unchanged.

Item 2.02. Results of Operations and Financial Condition.

On March 30, 2023, the "Company" issued a press release announcing the results of the Company’s operations for the quarter and full-year ended December 31, 2022. Subsequently, the Company identified an error in the calculation of its forecasted guidance for adjusted diluted earnings per share for the year ended December 31, 2023. The Company's prior guidance range for adjusted earnings per share was an estimated range of between $0.37 to $0.39, which has now been updated to an estimated range of between $0.25 - $0.31, in order to reflect changes in research and development tax laws to an estimated adjusted tax rate of 27%.

The correction of the error had no impact on any of the Company's other guidance measures as for the year ended December 31, 2023, including its forecasted ranges for net sales, gross margin or adjusted EBITDA, respectively.

The information included in this Amendment shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORNE HEALTHTECH, INC.

By:	/s/ Paul F. Jacobson
Name:	Paul F. Jacobson
Title:	Chief Executive Officer

Date: April 3, 2023